UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2023

Jupiter Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39505	85-1508739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11450 SE Dixie Hwy, Suite 105 Hobe Sound, FL	33455
(Address of principal executive offices)	(Zip Code)

(212) 207-8884
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	JAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	JAQC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	JAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein.

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on July 18, 2023, Jupiter Acquisition Corporation, a Delaware corporation (“Jupiter”), 1427702 B.C. Ltd., a corporation organized under the laws of British Columbia (“TopCo”), Filament Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of TopCo (“Merger Sub”), and Filament Health Corp., a corporation organized under the laws of British Columbia (“Filament”), entered into a business combination agreement (as amended on December 5, 2023, the “Business Combination Agreement”), which provided for a proposed business combination through a series of related transactions (collectively, the “Proposed Business Combination”).

On December 19, 2023, Jupiter, TopCo, Merger Sub and Filament entered into a termination of business combination agreement (the “Termination Agreement”), pursuant to which the parties agreed to mutually terminate the Business Combination Agreement. The termination of the Business Combination Agreement is effective as of December 19, 2023.

As a result of the termination of the Business Combination Agreement, the Business Combination Agreement is void and there is no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement, and each of the transaction agreements entered into in connection with the Business Combination Agreement, including, but not limited to, (i) the Sponsor Support Agreement, dated as of July 18, 2023, by and among Jupiter, Filament and Jupiter’s sponsor, Jupiter Founders LLC, and (ii) the Shareholder Support Agreements, dated as of July 18, 2023, by and among Jupiter, Filament and the key Filament shareholders party thereto, will automatically either be terminated in accordance with their terms or be of no further force and effect. Pursuant to the Termination Agreement, subject to certain exceptions, Jupiter and Filament have also agreed, on behalf of themselves and their respective related parties, to a release of claims relating to the Proposed Business Combination other than claims for breach of the Termination Agreement or of a confidentiality agreement between Jupiter and Filament.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 14, 2023, Jupiter held a special meeting of stockholders of Jupiter (the “Special Meeting”). On November 6, 2023, the record date for the Special Meeting (the “Record Date”), there were 6,011,192 shares of common stock, par value $0.0001 per share, of Jupiter (“Common Stock”) issued and outstanding, consisting solely of shares of Class A common stock, par value $0.0001 per share, of Jupiter (“Class A Common Stock”). At the Special Meeting, 5,414,930 shares of Common Stock, representing approximately 90.08% of the issued and outstanding shares of Common Stock as of the Record Date, were present in person (by virtual attendance) or by proxy.

At the Special Meeting, Jupiter’s stockholders approved a proposal to amend Jupiter’s amended and restated certificate of incorporation, as then amended to date, in the form set forth as Annex A to the Proxy Statement (as defined below) for the Special Meeting (the “Charter Amendment”), to extend the date by which Jupiter must consummate an initial business combination (the “Extension”) from December 17, 2023 to June 30, 2024 or such earlier date as determined by Jupiter’s board of directors (the “Board”, and such proposal, the “Charter Amendment Proposal”). The proposal set forth as the “Adjournment Proposal” in the definitive proxy statement related to the Special Meeting filed by Jupiter with the U.S. Securities and Exchange Commission (“SEC”) on November 21, 2023 (the “Proxy Statement”), was not presented to Jupiter’s stockholders.

The affirmative vote of at least sixty-five (65%) of the outstanding shares of Common Stock entitled to vote thereon at the Special Meeting was required to approve the Charter Amendment Proposal. Set forth below are the final voting results for the Charter Amendment Proposal:

Charter Amendment Proposal

The Charter Amendment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
5,283,635	131,295	0	N/A

Following the Special Meeting, on December 15, 2023, Jupiter filed the Charter Amendment with the Secretary of State of the State of Delaware in order to implement the Extension. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

Item 8.01. Other Events.

On December 19, 2023, Jupiter issued a press release announcing (i) the termination of the Business Combination Agreement, (ii) the cancellation of the special meeting of stockholders of Jupiter scheduled to reconvene on Thursday, December 28, 2023, at 12:00 p.m. Eastern Time, at which stockholders of Jupiter were to be asked to vote to approve the Business Combination Agreement and the Proposed Business Combination, and (iii) that Jupiter will redeem all of the outstanding shares of Class A Common Stock issued as part of the units sold in Jupiter’s initial public offering (the “IPO”, and such shares, the “public shares”), effective as of the close of business on December 26, 2023 (the “Redemption Date”), because the Board has determined that Jupiter will not be able to consummate an initial business combination within the time period set forth in Jupiter’s amended and restated certificate of incorporation, as amended (the “Charter”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

As permitted under the Charter, the Board has set December 19, 2023 as the termination date following which Jupiter will, in accordance with the Charter, (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to Jupiter to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Jupiter’s obligations under the General Corporation Law of the State of Delaware to provide for claims of creditors and the requirements of other applicable law.

The per-share redemption price for the public shares is expected to be approximately $10.34 (as finally determined, the “Redemption Amount”). In accordance with the terms of the related trust agreement and the Charter, Jupiter expects to retain interest earned on the funds deposited in the trust account to pay its tax obligations, if any, and $100,000 of dissolution expenses.

As of the close of business on the Redemption Date, assuming that a sum sufficient to redeem the public shares has been irrevocably deposited or set aside to pay the Redemption Amount for each public share, the public shares will be deemed to no longer be outstanding and will represent only the right to receive the Redemption Amount for each such public share.

The Redemption Amount will be payable to the holders of the public shares upon presentation of their respective stock or unit certificates or other delivery of their shares or units to Jupiter’s transfer agent, Continental Stock Transfer & Trust Company. Beneficial owners of public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount.

Jupiter’s initial stockholders have agreed to waive their redemption rights with respect to the outstanding shares of Class A Common Stock (i) issued upon conversion of the shares of Class B common stock, par value $0.0001 per share, of Jupiter issued prior to the IPO and (ii) underlying the private placement units issued in connection with the IPO. There will be no redemption rights or liquidating distributions with respect to Jupiter’s warrants, which will expire worthless.

Jupiter expects that the last day of trading of its units, Class A Common Stock and warrants on The Nasdaq Stock Market LLC (“Nasdaq”) will be on or about December 26, 2023, following which Jupiter expects that Nasdaq will file a Form 25 with the SEC to delist Jupiter’s units, Class A Common Stock and warrants. Jupiter thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the expected Redemption Amount, timing for redemptions, suspension of trading of Jupiter’s securities on Nasdaq, delisting of Jupiter’s securities by Nasdaq and termination of the registration of Jupiter’s securities under the Exchange Act. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in Jupiter’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. Jupiter does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Jupiter Acquisition Corporation, dated December 15, 2023
10.1	Termination of Business Combination Agreement, dated December 19, 2023, by and among Jupiter Acquisition Corporation, 1427702 B.C. Ltd., Filament Merger Sub LLC and Filament Health Corp.
99.1	Press Release, dated December 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jupiter acquisition corporation

By:	/s/ James N. Hauslein
	Name:	James N. Hauslein
	Title:	Chief Executive Officer

Date: December 20, 2023

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